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                                                                    Exhibit 23.7

                        CONSENT OF INDEPENDENT AUDITORS

To the shareholders
Diamond Cable Communications Plc:

We consent to the use of our report with respect to Diamond Cable Communications Plc incorporated by reference herein and to the references to our firm under the heading "Experts" in the Registration Statement on Form S-4 of NTL Incorporated (No. 333-71279).

                                             /s/ KPMG

                                             KPMG

Nottingham, England
April 12, 1999